UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 1, 2009
MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

2704 West Roscoe Street, Chicago, Illinois		60618
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (773) 961-2222
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.05 Costs Associated with Exit or Disposal Activities
     On September 18, 2009, Midway Games Inc. (the “Registrant”) and two of its United States subsidiaries, Midway Home Entertainment Inc. (“MHE”) and Midway Studios Los-Angeles Inc. (“MSLA,” together with the Registrant and MHE, the “Sellers”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with SouthPeak Interactive Corporation (“SouthPeak”).
     Under the terms of the Asset Purchase Agreement, SouthPeak agreed to purchase certain assets created under a license agreement between TNA Entertainment, LLC and MHE, with certain exclusions (the “Purchased Assets”). The purchase price for the assets is One Hundred Thousand Dollars ($100,000) plus the aggregate of any cure amounts and other assumed liabilities under assumed contracts.
     The consummation of the transaction contemplated by the Asset Purchase Agreement was subject to (i) entry of an order of the United States Bankruptcy Court for the District of Delaware (the “Court”) approving the proposed transaction and (ii) other customary closing conditions.
     On October 2, 2009, pursuant to the Asset Purchase Agreement, the Sellers completed the sale of the Purchased Assets to SouthPeak in a sale conducted under the provisions of Section 363 of the United States Bankruptcy Code and approved by the Court on October 1, 2009 (the “SouthPeak Section 363 Sale”).
     The Registrant is unable to determine whether or not a material impairment to its assets will be required as a result of the SouthPeak Section 363 Sale. In the event the Registrant is required to take a material charge for impairment under generally accepted accounting principles as a result of the SouthPeak Section 363 Sale, the Registrant will file an amendment to this Current Report on Form 8-K within four days of determining such charge.
     The above description of the Asset Purchase Agreement is qualified in its entirety by reference to the terms of the Asset Purchase Agreement, attached hereto as Exhibit 2.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit
No.	Description

2.1	Asset Purchase Agreement by and among SouthPeak Interactive Corporation, Midway Games Inc., Midway Home Entertainment Inc. and Midway Studios-Los Angeles Inc. dated as of September 18, 2009.

          Pursuant to the requirements of the Securities Exchange Act of 1934, Midway has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
October 15, 2009	By:	/s/ Matthew V. Booty
Matthew V. Booty
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

2.1	Asset Purchase Agreement by and among SouthPeak Interactive Corporation, Midway Games Inc., Midway Home Entertainment Inc. and Midway Studios-Los Angeles Inc. dated as of September 18, 2009.